UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 5, 2009
Republic Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14267	65-0716904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18500 North Allied Way Phoenix, Arizona (Address of principal executive offices)	85054 (Zip Code)
Registrant’s telephone number, including area code: (480) 627-2700
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
During the first quarter of 2009, Republic Services, Inc. realigned its organizational structure and reduced the number of its segments from five to four. Under generally accepted accounting principles, we are required to reclassify amounts related to segment reporting on a basis comparable to our current presentation. We have provided as Exhibit 99.1 to this Current Report on Form 8-K the following items that were contained in our Annual Report on Form 10-K for the year ended December 31, 2008, to reflect this change in reportable segments for all periods presented: Item 1 — Business; Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Item 8 — Financial Statements and Supplementary Data. The historical financial information included herein, in particular, the overview discussion included in the description of our Business, the revenue discussion included in our Management’s Discussion and Analysis of Financial Condition and Results of Operations, as well as Note 1, Basis of Presentation, Note 5, Goodwill and Other Intangible Assets, Net and Note 14, Segment Reporting, have been revised and updated from their original presentation in our Form 10-K filed on March 2, 2009 to reflect our regional realignment during the first quarter of 2009. This Current Report on Form 8-K should be read in conjunction with our Annual Report on Form 10-K for the year ended December 31, 2008 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2009. Except to the extent expressly set forth above, no attempt has been made to update or discuss any other matters in our Annual Report on Form 10-K for the year ended December 31, 2008 affecting our company subsequent to the original filing date of that Form 10-K.
Item 9.01 Financial Statements and Exhibits.
(a)	Not Applicable

(b)	Not Applicable

(c)	Exhibits
23.1	Consent of Ernst & Young LLP

99.1	Financial Statements of Republic Services, Inc.
Business
Management’s Discussion and Analysis of Financial Condition and Results of Operations
Report of Independent Registered Public Accounting Firm
Report of Independent Registered Public Accounting Firm on Internal Control Over Financial Reporting
Consolidated Balance Sheets as of December 31, 2008 and 2007
Consolidated Statements of Income for each of the Three Years in the Period Ended December 31, 2008
Consolidated Statements of Stockholders’ Equity and Comprehensive Income for each of the Three Years in the Period Ended December 31, 2008
Consolidated Statements of Cash Flows for each of the Three Years in the Period Ended December 31, 2008
Notes to Consolidated Financial Statements

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Republic Services, Inc.
Date: June 5, 2009	By:	/s/ Tod C. Holmes
Tod C. Holmes
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

By:	/s/ Charles F. Serianni
Charles F. Serianni Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)